Exhibit 21

Subsidiaries of Centex Corporation

Jurisdiction
Subsidiary Name & DBAs	of Organization

3333 DEVELOPMENT CORPORATION	Nevada
3333 HOLDING CORPORATION	Delaware
AAA HOLDINGS, L.P.	Delaware
ABC HOMES LIMITED	United Kingdom
ACCORD LENDING, L.P.	Texas
ADFITECH, INC.	Nevada
Advanced Financial Technology, Inc.
Xsequor
AMERICAN LANDMARK MORTGAGE, LTD.	Florida
ARMOR INSURANCE COMPANY	Vermont
ASSURANCE FINANCIAL SERVICES, L.P.	Washington
AT-HOME MORTGAGE ASSOCIATES, LTD.	Florida
BARRINGTON CARPET, LLC	Delaware
BATESON-DAILEY, A JOINT VENTURE	Michigan
BENEFIT ASSET MANAGEMENT CORPORATION	California
BLANDON MORTGAGE, LLC	Delaware
BUILDER’S HOME MORTGAGE, L.P.	Washington
CDC2020 PLC	United Kingdom
CDMC HOLDING, INC.	Nevada
CDPWH ACQUISITION LLC	Delaware
CENTEAM INSURANCE COMPANY, LTD.	Hawaii
CENTEX-3D/I, A JOINT VENTURE	Texas
CENTEX-AIM CONSTRUCTION, L.L.C.	Michigan
CENTEX BUILDING SERVICES, INC.	Nevada
CENTEX COMMERCIAL DEVELOPMENT, LLC	Delaware
Centex Commercial Development GP, LLC
CENTEX COMMERCIAL DEVELOPMENT, L.P.	Delaware
Centex Commercial Development, Limited Partnership
Centex Commercial Development of North Carolina, Limited Partnership
CENTEX CONCORD	Tennessee
CENTEX CONCORD PROPERTY MANAGEMENT, L.L.C.	Tennessee
CENTEX CONSTRUCTION GROUP, INC.	Nevada
CENTEX CONSTRUCTION, INC.	Nevada
Centex Construction Design Build
CENTEX CONSTRUCTION, LLC	Delaware
Centex Facility Services
Centex/Howard/Roca, a joint venture
Centex/Jennings, a Joint Venture
Centex/Pegasus, a Joint Venture
Centex Rooney
Centex Rooney Construction Co.
Centex-Rooney Construction Co. , Inc./Construct Two Construction Managers, Inc., a Joint Venture
Centex Rooney Construction Co., Inc./Rattler Construction Contractors, Inc., a Joint Venture
Centex Rooney/Gray Construction, a Joint Venture
Centex/Vestal, a Joint Venture
Cummings-Centex Rooney
Jack Jennings & Sons/Centex Rooney, a Joint Venture
Kirchman/Centex, a Joint Venture
CENTEX DEVELOPMENT COMPANY, L.P.	Delaware
CDC, LP
Centex Development Company, Limited Partnership

Exhibit 21

Subsidiaries of Centex Corporation

Jurisdiction
Subsidiary Name & DBAs	of Organization

CENTEX DEVELOPMENT COMPANY UK LIMITED	United Kingdom
CENTEX DEVELOPMENT FUNDING COMPANY UK LIMITED	United Kingdom
CENTEX DEVELOPMENT MANAGEMENT COMPANY	Nevada
CENTEX ENGINEERING & CONSTRUCTION, INC.	Nevada
Centex Engineering & Construction
Centex Facility Services
Centex Technology Construction Group Midwest Division
CENTEX EQUITY CORPORATION	Nevada
CENTEX/F&S, L.L.C.	Delaware
CENTEX FINANCIAL SERVICES, INC.	Nevada
CENTEX/FPC, L.L.C.	Delaware
CENTEX-GILFORD, A JOINT VENTURE	Virginia
CENTEX-GILFORD, A JOINT VENTURE II	Virginia
CENTEX GOLDEN CONSTRUCTION COMPANY	Nevada
CENTEX/HKS, L.L.C.	Delaware
CENTEX/HKS II, L.L.C.	Delaware
CENTEX HOME EQUITY ADVANCE RECEIVABLES COMPANY, LLC	Delaware
CENTEX HOME EQUITY COMPANY, LLC	Delaware
Centex Home Equity
Centex Home Equity Company
CENTEX HOME SERVICES COMPANY	Nevada
Centex HomeTeam Services
HomeTeam Services
CENTEX HOMES	Nevada
At Home America
Centex Destination Properties
Centex Destination Properties dba NorthShore Marina
Centex Development Company
Centex Pools & Spas
City Homes
CityHomes
CTX Builders Supply
Fox & Jacob Homes
Fox & Jacobs
Fox & Jacobs Homes
Marquis Homes
Marquis Mountain Homes
Marquis Resort Homes
Marquis Resort Homes by Centex
New Homes Research Group
Real Homes
Riverwood Golf Club
Teal Building Corporation
Teal Homes
Timbercreek Forest Products
Vista Homes
Vista Property Company
Wayne Homes
Wayne Homes, a Division of Centex Homes
Wayne Homes by Centex
CENTEX HOMES, INC.	Texas
CENTEX HOMES, LLC	Delaware
Centex Homes
CENTEX HOMES INTERNATIONAL LIMITED	United Kingdom

Exhibit 21

Subsidiaries of Centex Corporation

Jurisdiction
Subsidiary Name & DBAs	of Organization

CENTEX HOMES LIMITED	United Kingdom
CENTEX HOMES MARKETING, INC.	Georgia
CTX Realty
CENTEX HOMES OF CALIFORNIA, LLC	Delaware
CENTEX HOMES OF CALIFORNIA II, LLC	Delaware
CENTEX HOMES REALTY COMPANY	Nevada
CENTEX HOMES REALTY, INC.	Michigan
CENTEX HOMES UK LIMITED	United Kingdom
CENTEX HOMES WESTSIDE URBAN RENEWAL I, LLC	Delaware
CENTEX HOMES WESTSIDE URBAN RENEWAL II, LLC	Delaware
CENTEX HOSPITALITY GROUP, LLC	Delaware
CENTEX HOUSING RELIEF FUND	Texas
CENTEX/HOWARD/ROCA, A JOINT VENTURE	Texas
CENTEX INDUSTRIAL CAMARILLO IV, LLC	Delaware
CENTEX INTERNATIONAL, INC.	Nevada
CENTEX INTERNATIONAL, LLC	Delaware
CENTEX/JENNINGS, A JOINT VENTURE	Florida
CENTEX LAND HOLDINGS GENPAR, LLC	Delaware
CENTEX LAND HOLDINGS, L.P.	Delaware
CENTEX LAND VISTA RIDGE LEWISVILLE III GENERAL PARTNER, LLC	Delaware
CENTEX LAND VISTA RIDGE LEWISVILLE III, L.P.	Delaware
CENTEX LATIN AMERICA, INC.	Nevada
CENTEX LEE, LLC	Delaware
CENTEX LOST CREEK RANCH, LLC	Delaware
CENTEX MANAGEMENT SERVICES LIMITED	United Kingdom
CENTEX MORTGAGE, TITLE AND INSURANCE GROUP, LLC	Delaware
CENTEX MOSELEY, LLC	Virginia
CENTEX MULTI-FAMILY COMMUNITIES, L.P.	Delaware
White Rock Apartment Homes
CENTEX MULTI-FAMILY COMMUNITIES, LLC	Delaware
CENTEX MULTI-FAMILY COMPANY	Nevada
Centex Multi-Family Development Company
CENTEX MULTI-FAMILY INVESTMENTS, L.P.	Delaware
CENTEX MULTI-FAMILY ST. PETE HOLDING COMPANY, L.L.C.	Delaware
CENTEX MULTI-FAMILY ST. PETE II, L.L.C.	Delaware
Verandahs of Brighton Bay
CENTEX MULTI-FAMILY UPPER LANDING, LLC	Delaware
CENTEX OFFICE CITYMARK I GENERAL PARTNER, LLC	Delaware
Centex Development Office Citymark I General Partner, LLC
CENTEX OFFICE CITYMARK I, L.P.	Delaware
Centex Development Office Citymark I, L.P.
CENTEX OFFICE GENERAL PARTNER, LLC	Delaware
Centex Development Office General Partner, LLC
CENTEX OFFICE SOUTHPOINTE II, L.L.C.	Delaware
CENTEX OFFICE VISTA RIDGE LEWISVILLE II, L.P.	Delaware
Centex Development Office Vista Ridge Lewisville II, L.P.
CENTEX/OMNIPLAN, L.L.C.	Delaware
CENTEX/PEGASUS, A JOINT VENTURE	Texas
CENTEX REAL ESTATE CONSTRUCTION COMPANY	Nevada
CTX Builders Supply

Exhibit 21

Subsidiaries of Centex Corporation

Jurisdiction
Subsidiary Name & DBAs	of Organization

CENTEX REAL ESTATE CORPORATION	Nevada
Centex Custom Homes
Centex Homes
Centex Homes, a Nevada general partnership
Centex Homes Corporation
Centex-Crosland Company
Centex-Crosland Homes
CTX Builders Supply
Fox & Jacobs
Fox & Jacobs Homes
Marquis Resort Homes
Selective Homes
The Selective Group
Timbercreek Forest Products
Vista Homes
Wayne Homes
Wayne Homes by Centex
CENTEX REALTY, INC.	Florida
Riverwood Properties
CENTEX ROONEY/BOND CLASSROOMS, LLC	Delaware
CENTEX-ROONEY CONSTRUCTION CO., INC./CONSTRUCT TWO CONSTRUCTION MANAGERS, INC., A JOINT VENTURE	Florida
CENTEX ROONEY CONSTRUCTION CO., INC./LANDIS COMPANY, INC., A JOINT VENTURE	Louisiana
CENTEX ROONEY CONSTRUCTION CO., INC./RATTLER CONSTRUCTION CONTRACTORS, INC., A JOINT VENTURE	Florida
CENTEX-ROONEY CONSTRUCTION CO. OF GEORGIA, LLC	Delaware
CENTEX ROONEY CONSTRUCTION COMPANY/ACI, A JOINT VENTURE	Florida
CENTEX ROONEY/GRAY CONSTRUCTION, A JOINT VENTURE	Florida
CENTEX ROONEY/LLT, A JOINT VENTURE	Florida
CENTEX ROONEY/PEREZ & PEREZ DESIGN BUILDERS, L.L.C.	Delaware
CENTEX ROONEY/SCHENKEL SHULTZ DESIGN/BUILDERS, L.C.	Florida
CENTEX/SCHENKEL SCHULTZ, L.L.C.	Delaware
CENTEX SECURITY, INC.	Nevada
Apartment Protection Systems
Apartment Protection Systems, Inc.
Centex HomeTeam Security
Centex HomeTeam Services
Centex Security
HomeTeam Alarms, Inc.
HomeTeam Security
HomeTeam Security, Inc.
HomeTeam Services, Inc.
Protection Systems, Inc.
CENTEX SEISMIC SERVICES, INC.	Nevada
CENTEX SERVICE COMPANY	Nevada
CENTEX SMITHGROUP, LLC	Delaware
CENTEX STRATEGIC LAND LIMITED	United Kingdom
CENTEX TECHNOLOGY, INC.	Nevada
CENTEX/THACKER, A JOINT VENTURE	Florida
CENTEX TITLE & ANCILLARY SERVICES, INC.	Nevada
CENTEX UK LTD	United Kingdom
CENTEX/VESTAL, A JOINT VENTURE	Texas
CENTEX/WORTHGROUP, L.L.C.	Delaware

Exhibit 21

Subsidiaries of Centex Corporation

Jurisdiction
Subsidiary Name & DBAs	of Organization

CHEC ASSET RECEIVABLE CORPORATION	Nevada
CHEC CONDUIT FUNDING, LLC	Delaware
CHEC FUNDING, LLC	Delaware
CHEC INDUSTRIAL LOAN COMPANY	Tennessee
CHEC INDUSTRIAL LOAN CORPORATION	Minnesota
CHEC RESIDUAL, LLC	Delaware
CITY HOMEBUILDERS, INC.	Texas
CityHomes
CKC FACILITIES GROUP, L.C.	Florida
CKC Design Builders, L.C.
Miramar Town Center Group
CL NORTH LAKES, LLC	Delaware
COMMERCE APPRAISAL SERVICES, LLC	Delaware
COMMERCE ESCROW COMPANY, LLC	Delaware
COMMERCE LAND TITLE AGENCY, LLC	Ohio
Commerce Title Company
COMMERCE LAND TITLE, INC.	Nevada
Commerce Company
Commerce Title Agency
Commerce Title Company
COMMERCE TITLE COMPANY	California
COMMERCE TITLE COMPANY OF NEW MEXICO, LLC	Delaware
COMMERCE TITLE INSURANCE AGENCY, LLC	Utah
COMMERCE TITLE INSURANCE COMPANY	California
COMMUNITY COMMITMENT GROUP BUILDERS, LLC	Delaware
CCG Builders
CROSLAND ACCEPTANCE ASSOCIATES V	North Carolina
CROSLAND BOND COMPANY	North Carolina
CTX BUILDERS SUPPLY SERVICES, LLC	Delaware
CTX HOLDING COMPANY	Nevada
CTX MORTGAGE COMPANY, LLC	Delaware
Centex Mortgage Company
CTX Mortgage Company
CTX MORTGAGE FUNDING, LLC	Delaware
CTX MORTGAGE FUNDING III, LLC	Delaware
CTX MORTGAGE VENTURES, LLC	Delaware
CTX Mortgage Ventures I, LLC
CTX SWAP I, LLC	Delaware
DARDEN FINANCIAL SERVICES, L.P.	Texas
DFW INTEGRATED PARTNERS	Texas
DIAMOND LENDING GROUP, L.P.	Texas
ELIZABETH RIVER MORTGAGE, L.P.	Texas
EMPRESAS INMOBILIARIAS DE MEXICO, S. DE R.L. DE C.V.	Mexico
FAIRCLOUGH HOMES GROUP LIMITED	United Kingdom
FAIRCLOUGH HOMES LIMITED	United Kingdom
FOUR OAKS MORTGAGE COMPANY, L.P.	North Carolina
FOX & JACOBS, INC.	Texas
GARDEN PLUS CO, INC.	California
Garden Plus Pest Control
Garden Plus Pest Control & Termite
HomeTeam Pest Defense
HT Pest Defense
Pestrid

Exhibit 21

Subsidiaries of Centex Corporation

Jurisdiction
Subsidiary Name & DBAs	of Organization

GENBOND TWO, INC.	North Carolina
GHQ COMPANY, INC.	Nevada
GLG MORTGAGE, L.P.	Texas
GOLD DUST FINANCIAL, L.P.	Washington
GUNSTRA MORTGAGE SERVICES, L.P.	Texas
HARWOOD INSURANCE SERVICES, LLC	California
HARWOOD SERVICE COMPANY OF GEORGIA, LLC	Georgia
Harwood Service Company
HARWOOD SERVICE COMPANY OF NEW JERSEY, LLC	New Jersey
Harwood Service Company
HARWOOD SERVICE COMPANY, LLC	Delaware
Harwood Insurance Service, LLC
Harwood Service Company of Nebraska, LLC
HARWOOD STREET FUNDING II, LLC	Delaware
Main Street Funding, LLC
HEARTLAND MORTGAGE, L.P.	California
HOMESELECT SETTLEMENT SOLUTIONS, LLC	Delaware
HOMETEAM PEST DEFENSE, INC.	Nevada
HT Pest Defense
HOMETEAM PEST DEFENSE, LLC	Delaware
Callaghan’s Exterminating
Callaghan’s Pest Defense
Integrated Pest Defense
Wilson Pest Control
Wilson Pest Defense
INDEPENDENT GENERAL AGENCY, INC.	Texas
JACK JENNINGS & SONS/CENTEX ROONEY, A JOINT VENTURE	Florida
JOHN CROSLAND COMPANY	North Carolina
John Crosland Homes
KAWEAH LENDING, L.P.	Texas
KIRCHMAN/CENTEX, A JOINT VENTURE	Florida
LMX FINANCIAL SERVICES, LTD.	Florida
LOUDOUN MORTGAGE, L.P.	Texas
LOWER MISSOURI RIVER, L.L.C.	Missouri
M&W GENERAL CONSTRUCTION COMPANY	Nevada
MARINA COMMUNITY PARTNERS, LLC	Delaware
MELROSE PARK JOINT VENTURE	Florida
METROPOLITAN TAX SERVICE, INC.	Nevada
Metropolitan Tax & Abstract Services, Inc.
METROPOLITAN TITLE & GUARANTY COMPANY	Florida
Commerce Title Agency
Commerce Title Company
Commerce Title Company of Maryland
Commerce Title Company of Virginia
MH ACQUISITION COMPANY, LLC	Delaware
MORTGAGE ACCEPTANCE ASSOCIATES NO. 2	North Carolina
MORTGAGE COLLATERAL ASSOCIATES NO. 1	North Carolina
MORTGAGE COLLATERAL ASSOCIATES NO. 3	North Carolina
MORTGAGE PORTFOLIO SERVICES, INC.	Delaware
MPS FUNDING CORPORATION	Delaware
NEW HOME MORTGAGE SPECIALISTS, L.P.	Washington
NOMAS CORP.	Nevada
PDNB MORTGAGE COMPANY, L.P.	Texas

Exhibit 21

Subsidiaries of Centex Corporation

Jurisdiction
Subsidiary Name & DBAs	of Organization

PLANT 51, LLC	Delaware
PRIME HOME MORTGAGE, L.P.	Washington
QUALIFIED MORTGAGE SOLUTIONS, L.P.	Texas
REALTY ONE MORTGAGE, L.P.	North Carolina
REALTY TITLE PROFESSIONALS, LTD., LLLP	Florida
ROBERG FINANCIAL, L.P.	Texas
SEABREEZE, LLC	California
SELECTIVE — DELAWARE, L.L.C.	Delaware
ST LENDING, INC.	Delaware
SYCAMORE CREEK	California
THE JONES COMPANY BUILDING SERVICES, LLC	Nevada
THE JONES COMPANY HOMES, LLC	Nevada
Centex Homes
Fox & Jacobs Homes
The Jones Company
Lexington Homes
THE JONES COMPANY HOMES REALTY, LLC	Nevada
TRIPLE A DELAWARE LIMITED, LLC	Delaware
TRIPLE A GENERAL, LLC	Delaware
TRIPLE CREEK, LLC	Delaware
T.W. LEWIS MORTGAGE COMPANY, L.P.	Texas
VENTURE TITLE AGENCY, LTD., LLLP	Florida
VIEWTON PROPERTIES LIMITED	United Kingdom
WATERFORD AMERICAN MORTGAGE, LTD.	Florida
WAYNE HOMES, LLC	Delaware
Wayne Homes Centex, LLC
Wayne Homes Michigan, LLC
WAYNE HOMES MID ATLANTIC, LLC	Delaware
Wayne Homes
WESTWOOD INSURANCE AGENCY	California
Centex Insurance Agency
HomeAdvantage Insurance Agency Services
HomeAdvantage Insurance Services
Massachusetts Westwood Insurance Agency
Westwood Agency
Westwood Insurance Agency, Inc.
Westwood Insurance Agency of Denver, Inc.
WMC Insurance Agency
WMC Insurance Agency Services
WMC Insurance Services
WMC Insurance Services, Inc.
WESTWOOD INSURANCE AGENCY	Nevada
WESTWOOD INSURANCE AGENCY OF ARIZONA, INC.	Arizona